YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS APPRECIATION FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this annual report for the Dreyfus Appreciation Fund, Inc. for the 12-month period ended December 31, 1998. Over this period, the Fund produced a total return of 30.85%,* which compares with a total return of 28.60% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).**

Portfolio Composition

  At the close of the period, the Fund had 1.5% of its net assets in short-term Treasuries, and industry concentrations in consumer staples, health care and financials. We are maintaining the Fund's fully invested posture, and investing the short-term cash equivalent assets on a timely basis.

Economic Outlook

  In spite of 1998's global financial turmoil, positive fundamentals in the United States economy trumped the forces of recession and deflation from overseas. We continue to expect moderate economic growth coupled with very low inflation for the next several years. Profit growth at corporations will likely be achieved primarily through volume growth, new product development and productivity improvement, not price increases. Although the risk of financial shocks has diminished, it has not disappeared, and we want to own companies of financial strength that can survive and perhaps take advantage of periods of financial stress. Our investment strategy in this environment is to stay rigorously focused on high-quality, geographically diversified global corporations, with dominant market share in their home markets and prospects for growth in the developing economies.

  We believe that liquidity trends remain favorable, as individual investors continue to shift assets from shorter term instruments to equities. One of the significant lessons of the third quarter correction was the generally steady behavior  of  individual  and  mutual  fund  investors  in the face of bleak and alarming headlines. We suspect that liquidity is still substantial amongst individual investors, and that corrections will tend to be viewed as opportunities to commit to longer-term assets such as equities. As a result, we intend to maintain a fully invested posture in the Dreyfus Appreciation Fund.

Investment Strategey

  While  we  are  happy  to  report  these  results,  we'd also like to take the opportunity to review our investment philosophy, which guides our selection process and the resulting composition of the portfolio. Succinctly stated, our philosophy is guided by one basic principle: earnings growth is the ultimate driver of stock price appreciation over the long term. We believe that large, globally dominant and diverse companies are best positioned to grow earnings in a consistent and predictable manner over time. By taking a long-term outlook, we assess a company's earnings growth prospects over a period of several years, looking for businesses with sustainable competitive advantages in growing industries that can perform in a variety of economic backdrops. Once we find a company that meets these criteria, we will continue to hold it as long as the industry outlook is strong and company fundamentals are sound. As a result of our in-depth analysis and long-term outlook, changes to the portfolio within a year tend to be few and the turnover low. Our goal is to create a well-diversified portfolio of companies that exhibit sustainable earnings growth, possess financial quality and an established growth record, and offer a reasonable valuation.

  Characteristics of companies in the portfolio include dominant industry positions, the possession of strong brand names and/or proprietary technologies, and the ability to take strong domestic franchises and enter new geographic markets. We believe all of these characteristics contribute to the production of consistent and profitable earnings growth. The opportunity to expand geographically provides an excellent source of future earnings growth as companies roll out their products and develop their businesses in new markets. While predominantly U.S.-based, these companies have global businesses, but the majority of profits are derived from the U.S., Japan and western Europe; generally, exposure to emerging markets is small, but provides opportunities for future growth over the long term.

  The implementation of the above-described equity strategy has led us to concentrate the portfolio in the consumer staples, health care and financial sectors. The consumer staples sector is primarily benefiting from geographic expansion, as companies such as Coca-Cola, Gillette, Procter & Gamble and Philip Morris Cos. introduce their branded, low-cost products to an emerging middle class around the world. With aging populations, increasing use of prescription drugs, and a plethora of new drug introductions, we believe the pharmaceutical sector has excellent visibility for earnings growth over the next five to ten years. Lastly, we expect the financial sector to produce solid earnings growth going forward as consolidation and globalization of the industry continue, prompted by deregulation.

Investment Highlights

  As already noted, the Fund not only achieved an outstanding total return of 30.85%, but also outperformed the S&P 500 in 1998. During the year, the Fund's overweight position in the health care sector, specifically pharmaceutical companies, had the most positive impact on the Fund's absolute and relative performance, led by Pfizer and Merck & Co. The attractive fundamentals of the pharmaceutical sector, combined with several successful new drug introductions and a lack of meaningful profit exposure to emerging markets, all worked to make the health care sector one of the top performing in the Index. While the consumer staples and financial services sectors were positive contributors to performance, our overweight positions in both of these sectors undermined the Fund' s relative performance, as both underperformed the S&P 500. Many of our global growth companies, such as Coca-Cola and Gillette, were adversely affected by the currency devaluations and economic turmoil that arose in southeast Asia and Russia in the third quarter. While these dislocations have hurt their earnings outlook over the near term, we believe these companies are using the crisis to strengthen their businesses and better position themselves to ultimately gain market share when economic growth resumes. The financial sector was also disrupted by the global financial turmoil; however, we expect a resumption of normal earnings growth in 1999. We have avoided a large presence in the technology sector due to the rapidly changing nature of technological products and the associated difficulty of identifying predictable earnings growth. Because technology was the top performing sector in the S&P 500 in 1998, the Fund's relative performance was penalized by our underweight position. However, the technology holdings we do own, such as Microsoft, Intel and Cisco Systems--all possessing industry leader status, strong brand names, proven track records and sustained periods of profitability--were all positive contributors to the Fund's performance.

We thank you for your investment in the Dreyfus Appreciation Fund, and we will continue to seek rewarding returns on your behalf.

                Sincerely,


                [Fayez Sarofim signature]


                Fayez Sarofim

                Portfolio Manager

January 21, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS APPRECIATION FUND, INC.                             DECEMBER 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS APPRECIATION
     FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

                                    Dollars

$118,588

Standard & Poor's 500 Composite Stock Price Index*

$118,129

Dreyfus Appreciation Fund, Inc.

*Source: Lipper Analytical Services Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

  One Year Ended                   Five Years Ended                   Ten Years Ended               From Inception (1/18/84)
December 31, 1998                  December 31, 1998                 December 31, 1998                to December 31, 1998
__________________               __________________                 __________________              _________________________
      30.85%                            24.61%                            18.53%                             17.96%

------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Appreciation Fund, Inc. on 1/18/84 (Inception Date) to a $10,000 investment made in the Standard & Poor' s 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 1/31/84 is used as the beginning value on 1/18/84. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS DECEMBER   31,  1998

Common Stocks--98.6%                                                                         Shares                  Value
-------------------------------------------------------------------------------        ----------------        ----------------
                      Apparel--.8%  Christian Dior . . . . . . . . . . . . . . .                150,000        $     16,594,465

                                    Polo Ralph Lauren  . . . . . . . . . . . .(a)               650,000              12,471,875

                                    Warnaco Group, Cl. A . . . . . . . . . . . .                180,000               4,545,000

                                                                                                                _______________

                                                                                                                     33,611,340

                                                                                                                _______________


                  Automotive--4.8%  Dailmer-Chrysler . . . . . . . . . . . . . .                768,200              73,795,213

                                    Ford Motor . . . . . . . . . . . . . . . . .              1,524,905              89,492,862

                                    General Motors . . . . . . . . . . . . . . .                500,000              35,781,250

                                                                                                                _______________

                                                                                                                    199,069,325

                                                                                                                _______________


                     Banking--7.4%  BankAmerica  . . . . . . . . . . . . . . . .              1,011,466              60,814,393

                                    Chase Manhattan  . . . . . . . . . . . . . .              1,300,000              88,481,250

                                    Citigroup  . . . . . . . . . . . . . . . . .              1,627,500              80,561,250

                                    SunTrust Banks . . . . . . . . . . . . . . .              1,000,000              76,500,000

                                                                                                                _______________

                                                                                                                    306,356,893

                                                                                                                _______________


             Basic Materials--1.2%  Dow Chemical . . . . . . . . . . . . . . . .                 80,000               7,275,000

                                    duPont (E.I.) de Nemours & Co. . . . . . . .                680,000              36,082,500

                                    Rohm & Haas  . . . . . . . . . . . . . . . .                150,000               4,518,750

                                                                                                                _______________

                                                                                                                     47,876,250

                                                                                                                _______________


               Capital Goods--7.4%  AlliedSignal . . . . . . . . . . . . . . . .              1,000,000              44,312,500

                                    Boeing . . . . . . . . . . . . . . . . . . .                553,900              18,070,988

                                    Caterpillar  . . . . . . . . . . . . . . . .                430,000              19,780,000

                                    Emerson Electric . . . . . . . . . . . . . .                575,000              35,973,438

                                    General Electric . . . . . . . . . . . . . .              1,250,000             127,578,125

                                    Minnesota Mining & Manufacturing . . . . . .                250,000              17,781,250

                                    Rockwell International . . . . . . . . . . .                950,000              46,134,375

                                                                                                                _______________

                                                                                                                    309,630,676

                                                                                                                _______________


     Communications Services--6.4%  Bell Atlantic  . . . . . . . . . . . . . . .              1,075,000              56,975,000

                                    BellSouth  . . . . . . . . . . . . . . . . .              1,750,000              87,281,250

                                    SBC Communications . . . . . . . . . . . . .              2,250,192             120,666,546
                                                                                                                _______________

                                                                                                                    264,922,796
                                                                                                                _______________

                   Computers--7.4%  Cisco Systems  . . . . . . . . . . . . . .(a)               850,750              78,960,234

                                    Compaq Computer  . . . . . . . . . . . . . .              1,250,000              52,421,875

                                    Hewlett-Packard  . . . . . . . . . . . . . .                900,000              61,481,250

                                    Microsoft  . . . . . . . . . . . . . . . .(a)               835,000             115,804,063
                                                                                                                _______________

                                                                                                                    308,667,422
                                                                                                                _______________

            Consumer Services--.5%  Fox Entertainment Group  . . . . . . . . . .                907,700              22,862,694
                                                                                                                _______________


                 Electronics--4.3%  Intel  . . . . . . . . . . . . . . . . . . .              1,500,000             177,843,745

                                                                                                                _______________

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)              DECEMBER 31, 1998

Common Stocks (continued)                                                                  Shares                  Value
-------------------------------------------------------------------------------        ----------------        ----------------

                      Energy--6.5%  British Petroleum, A.D.S.  . . . . . . . . .                790,000        $     75,050,000

                                    Chevron  . . . . . . . . . . . . . . . . . .                450,000              37,321,875

                                    Exxon  . . . . . . . . . . . . . . . . . . .              1,050,000              76,781,250

                                    Mobil  . . . . . . . . . . . . . . . . . . .                660,000              57,502,500

                                    Royal Dutch Petroleum, A.D.R.  . . . . . . .                540,000              25,852,500

                                                                                                                _______________

                                                                                                                    272,508,125

                                                                                                                _______________


                     Finance--6.2%  American General . . . . . . . . . . . . . .                316,000              24,648,000

                                    Associates First Capital, Cl. A  . . . . . .              1,601,788              67,875,767

                                    Fannie Mae . . . . . . . . . . . . . . . . .              1,500,000             111,000,000

                                    Hertz, Cl. A . . . . . . . . . . . . . . . .                350,000              15,968,750

                                    Merrill Lynch & Co.  . . . . . . . . . . . .                575,000              38,381,250

                                                                                                                _______________

                                                                                                                    257,873,767

                                                                                                                _______________


                Food & Drugs--2.1%  Walgreen . . . . . . . . . . . . . . . . . .              1,475,000              86,379,688

                                                                                                                _______________


    Food, Beverage & Tobacco--9.8%  Anheuser-Busch . . . . . . . . . . . . . . .                140,000               9,187,500

                                    Coca-Cola  . . . . . . . . . . . . . . . . .              2,100,000             140,437,500

                                    Kellogg  . . . . . . . . . . . . . . . . . .                250,000               8,531,250

                                    Nestle, A.D.R. . . . . . . . . . . . . . . .                350,000              34,387,500

                                    PepsiCo  . . . . . . . . . . . . . . . . . .              1,350,000              55,265,625

                                    Philip Morris Cos. . . . . . . . . . . . . .              2,800,000             149,800,000

                                    Unilever . . . . . . . . . . . . . . . . . .                100,000               8,293,750

                                                                                                                _______________

                                                                                                                    405,903,125

                                                                                                                _______________


                Health Care--19.4%  Abbott Laboratories  . . . . . . . . . . . .              1,450,000              71,050,000

                                    American Home Products . . . . . . . . . . .              1,800,000             101,362,500

                                    Bristol-Myers Squibb . . . . . . . . . . . .                800,000             107,050,000

                                    Johnson & Johnson  . . . . . . . . . . . . .              1,325,000             111,134,375

                                    Merck & Co.  . . . . . . . . . . . . . . . .                925,000             136,610,938

                                    Pfizer . . . . . . . . . . . . . . . . . . .              1,850,000             232,059,375

                                    Roche Holdings, A.D.R. . . . . . . . . . . .                325,000              39,650,000

                                    Schering-Plough  . . . . . . . . . . . . . .                160,000               8,840,000

                                                                                                                _______________

                                                                                                                    807,757,188

                                                                                                                _______________


          Household Products--6.1%  Colgate-Palmolive  . . . . . . . . . . . . .                560,000              52,010,000

                                    Estee Lauder Cos.  . . . . . . . . . . . . .                260,000              22,230,000

                                    Gillette . . . . . . . . . . . . . . . . . .              1,850,000              89,378,125

                                    Procter & Gamble . . . . . . . . . . . . . .                985,000              89,942,813

                                                                                                                _______________

                                                                                                                    253,560,938

                                                                                                                _______________


                   Insurance--3.8%  Berkshire Hathaway, Cl. A  . . . . . . . .(a)                 1,468             102,725,000

                                    Marsh & McLennan . . . . . . . . . . . . . .                925,000              54,054,688

                                                                                                                _______________

                                                                                                                    156,779,688

                                                                                                                _______________


DREYFUS APPRECIATION FUND, INC.
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                                                          DECEMBER 31, 1998

Common Stocks (continued)                                                                  Shares                  Value
-------------------------------------------------------------------------------        ----------------        ----------------

         Media/Entertainment--1.7%  Disney (Walt)  . . . . . . . . . . . . . . .                450,000        $     13,500,000

                                    McDonald's . . . . . . . . . . . . . . . . .                600,000              45,975,000

                                    Tricon Global Restaurants  . . . . . . . .(a)               250,000              12,531,250

                                                                                                                _______________

                                                                                                                     72,006,250

                                                                                                                _______________


                  Photography--.4%  Eastman Kodak  . . . . . . . . . . . . . . .                250,000              18,000,000

                                                                                                                _______________


                   Publishing--.7%  McGraw-Hill Cos. . . . . . . . . . . . . . .                250,000              25,468,750

                                    News Corp, A.D.R.  . . . . . . . . . . . . .                120,000               3,172,500
                                                                                                                _______________

                                                                                                                     28,641,250
                                                                                                                _______________


                       Retail--.6%  Wal-Mart Stores  . . . . . . . . . . . . . .                325,000              26,467,188
                                                                                                                _______________

              Transportation--1.1%  Norfolk Southern . . . . . . . . . . . . . .              1,500,000              47,531,250
                                                                                                                _______________

                                    TOTAL COMMON STOCKS
                                       (cost $2,750,529,213) . . . . . . . . . .                                 $4,104,249,598
                                                                                                                ===============


Preferred Stocks--.5%
-------------------------------------------------

                       Publishing;  News Corp, A.D.R.

                                       (cost $15,964,941)  . . . . . . . . . . .                800,000        $     19,750,000
                                                                                                               ================

                                                                                            Principal
Short-Term Investments--1.5%                                                                 Amount
--------------------------------------------------------------------------------
                                                                                         ------------------

              U.S. Treasury Bills:  4.13%, 1/21/99 . . . . . . . . . . . . . . .           $  6,257,000       $       6,241,702

                                    4.20%, 1/28/99 . . . . . . . . . . . . . . .              6,266,000               6,248,393

                                    4.38%, 2/18/99 . . . . . . . . . . . . . . .             12,360,000              12,292,762

                                    4.33%, 3/4/99  . . . . . . . . . . . . . . .             14,436,000              14,327,340

                                    4.44%, 3/25/99 . . . . . . . . . . . . . . .              6,834,000               6,765,612

                                    4.48%, 4/1/99  . . . . . . . . . . . . . . .             16,103,000              15,927,477

                                                                                                                _______________

                                    TOTAL SHORT-TERM INVESTMENTS

                                       (cost $61,791,742)  . . . . . . . . . . .                               $     61,803,286
                                                                                                               ================


TOTAL INVESTMENTS (cost $2,828,285,896). . . . . . . . . . . . . . . . . . . . .                 100.6%          $4,185,802,884
                                                                                                _______          ==============


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . .                  (.6%)       $    (23,786,995)
                                                                                                _______       =================

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100.0%          $4,162,015,889
                                                                                                _______        ================

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1998

                                                                                                  Cost               Value
                                                                                              _______________   _______________
ASSETS:                    Investments in securities--See Statement of Investments . . . .     $2,828,285,896    $4,185,802,884

                           Receivable for shares of Common Stock subscribed  . . . . . . .                            3,656,331

                           Dividends and interest receivable . . . . . . . . . . . . . . .                            3,463,421

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                              251,706

                                                                                                                _______________

                                                                                                                  4,193,174,342

                                                                                                                _______________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                              950,621

                           Due to Fayez Sarofim & Co.  . . . . . . . . . . . . . . . . . .                              921,319

                           Due to Distributor  . . . . . . . . . . . . . . . . . . . . . .                              850,882

                           Cash overdraft due to Custodian . . . . . . . . . . . . . . . .                            7,657,328

                           Payable for investment securities purchased . . . . . . . . . .                           19,130,965

                           Payable for shares of Common Stock redeemed . . . . . . . . . .                              906,252

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                              741,086

                                                                                                                _______________

                                                                                                                     31,158,453

                                                                                                                _______________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $4,162,015,889
                                                                                                                ===============


REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                       $2,804,220,312

                           Accumulated net realized gain (loss) on investments . . . . . .                              269,389

                           Accumulated net unrealized appreciation (depreciation)
                              on investments and foreign currency transactions . . . . .                           1,357,526,188
                                                                                                                ________________


NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       $4,162,015,889
                                                                                                                ================

SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED) . . . . . . . . . . . . . .                           98,924,127

NET ASSET VALUE, offering and redemption price per share                                                                 $42.07
                                                                                                                        =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $686,907 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .       $ 45,382,127

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,910,156

                                                                                               ______________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                         $ 48,292,283

EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .          8,258,087

                           Sub-investment advisory fee--Note 3(a)  . . . . . . . . . . . .          7,913,087

                           Shareholder servicing costs--Note 3(b)  . . . . . . . . . . . .          9,001,243

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .            529,646

                           Prospectus and shareholders' reports  . . . . . . . . . . . . .            205,058

                           Custodian fees--Note 3(b) . . . . . . . . . . . . . . . . . . .            163,131

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             55,236

                           Directors' fees and expenses--Note 3(c) . . . . . . . . . . . .             37,094

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .             15,088

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .             27,768
                                                                                               ______________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                           26,205,438
                                                                                                                 ______________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           22,086,845

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments . . . . . . . . . . . .       $  6,832,495

                           Net unrealized appreciation (depreciation) on investments . . .        779,726,182
                                                                                               ______________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                          786,558,677

                                                                                                                 ______________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                         $808,645,522
                                                                                                                 ==============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS



                                                                                          Year Ended             Year Ended
                                                                                       December 31, 1998     December 31, 1997
                                                                                       _________________      _________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $    22,086,845      $      15,471,076

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              6,832,495              4,286,731

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            779,726,182            317,934,827

                                                                                       ________________       ________________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            808,645,522            337,692,634

                                                                                       ________________       ________________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .            (22,227,913)           (15,585,302)

  In excess of investment income--net  . . . . . . . . . . . . . . . . . . . . .                   --                  (98,228)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . .             (6,915,626)            (3,671,898)

                                                                                       ________________       ________________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (29,143,539)           (19,355,428)

                                                                                       ________________       ________________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .          3,227,561,253          3,038,700,676

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             23,885,824             17,226,988

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,846,571,204)        (2,242,123,459)

                                                                                       ________________       ________________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . .          1,404,875,873            813,804,205
                                                                                       ________________       ________________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .          2,184,377,856          1,132,141,411

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,977,638,033            845,496,622
                                                                                       ________________       ________________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $4,162,015,889         $1,977,638,033
                                                                                       ================       ================

                                                                                           Shares                 Shares
                                                                                       ________________       ________________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             86,769,924            102,660,433

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                569,180                538,558

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (49,485,662)           (75,178,590)
                                                                                       ________________       ________________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .             37,853,442             28,020,401
                                                                                       ================       ================

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                   Year Ended December 31,
                                                                   _________________________________________________________

PER SHARE DATA:                                                   1998          1997          1996          1995          1994
                                                                 ______        ______        ______        ______        ______
   Net asset value, beginning of period  . . . . . . .           $32.38        $25.58        $20.55        $15.17        $14.92
                                                                 ______        ______        ______        ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . .              .23           .25           .25           .33           .28

   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . . .             9.76          6.87          5.03          5.42           .26
                                                                 ______        ______        ______        ______        ______

   Total from Investment Operations  . . . . . . . . .             9.99          7.12          5.28          5.75           .54
                                                                 ______        ______        ______        ______        ______

   Distributions:

   Dividends from investment income--net . . . . . . .             (.23)         (.26)         (.25)         (.34)         (.28)

   Dividends in excess of investment
      income--net  . . . . . . . . . . . . . . . . . .               --          (.00)*          --            --            --

   Dividends from net realized gain
     on investments  . . . . . . . . . . . . . . . . .             (.07)         (.06)          --           (.03)         (.01)
                                                                 ______        ______        ______        ______        ______

   Total Distributions . . . . . . . . . . . . . . . .             (.30)         (.32)         (.25)         (.37)         (.29)
                                                                 ______        ______        ______        ______        ______

   Net asset value, end of period  . . . . . . . . . .           $42.07        $32.38        $25.58        $20.55        $15.17
                                                                 ======        ======        ======        ======        ======

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . .            30.85%        27.85%        25.68%        37.89%         3.62%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . .              .89%          .87%          .91%          .92%          .96%

   Ratio of net investment income
      to average net assets  . . . . . . . . . . . . .              .75%          .99%         1.34%         2.28%         1.86%

   Portfolio Turnover Rate . . . . . . . . . . . . . .             1.40%         1.23%         4.84%         4.51%         6.58%

   Net Assets, end of period (000's Omitted)   . . . .       $4,162,016    $1,977,638      $845,497      $457,267      $233,459
------------------------
*   Amount represents less than $.01 per share.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

 (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

 Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

 (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $15,780 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

 (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

 (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

 As of December 31, 1998, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed net investment income of $239,296, an increase in accumulated net realized gain on investments of $11,682 and a decrease in paid-in capital of $250,978. These reclassifications were the result of permanent book to tax differences. Net assets were not affected by these reclassifications.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

 The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--INVESTMENT   ADVISORY  FEE,  SUB-INVESTMENT  ADVISORY   FEE   AND  OTHER
TRANSACTIONS  WITH AFFILIATES:

 (A)  Fees  payable  by  the  Fund  pursuant  to the provisions of an Investment
Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:



     AVERAGE NET ASSETS                                        DREYFUS             SAROFIM
      ____________________                                    __________          __________

     0 up to $25 million . . . . . . . . . . . . . . .        .44 of 1%           .11 of 1%

     $25 million up to $75 million . . . . . . . . . .        .37 of 1%           .18 of 1%

     $75 million up to $200 million  . . . . . . . . .        .33 of 1%           .22 of 1%

     $200 million up to $300 million . . . . . . . . .        .29 of 1%           .26 of 1%

     In excess of $300 million . . . . . . . . . . . .       .275 of 1%          .275 of 1%

 (B) Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1998, the Fund was charged $7,350,533 pursuant to the Shareholder Services Plan.

 The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $790,403 pursuant to the transfer agency agreement.

 The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended December 31, 1998, the Fund was charged $163,131 pursuant to the custody agreement.

 (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998 amounted to $1,407,279,973 and $40,169,870, respectively.

 At December 31, 1998, accumulated net unrealized appreciation on investments was $1,357,516,988, consisting of $1,388,641,205 gross unrealized appreciation and $31,124,217 gross unrealized depreciation.

 At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS APPRECIATION FUND, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Appreciation Fund, Inc., including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Appreciation Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York
February 3, 1999


DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.067 per share as a long-term capital gain distribution of the $.294 per share paid on December 24, 1998 and also designates $.0041 per share as a long-term capital gain distribution paid on September 14, 1998.

The Fund also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.

                                   [reg. tm logo]

                                   (reg.tm)

DREYFUS APPRECIATION FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center,

Suite 2907

Houston, TX 77010

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                             141AR9812

Appreciation

Fund, Inc.

Annual Report

December 31, 1998